EXHIBIT 32.1
                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing by Malex, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending July 31, 2007 (the "Report"), I, Bartly J. Loethen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the require

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                         /s/ Bartly J. Loethen
                                         -----------------------
                                         Bartly J. Loethen
                                         Chief Executive Officer


Dated:  September 12, 2007